Right-of-Use Assets	12 Months Ended
Jun. 30, 2025
Right-of-Use Assets

12.	Right-of-Use Assets

Effective June 15, 2023, the Company entered into a lease agreement for mining equipment used in its E&E activities, for a term of two years. As at June 30, 2025, 2024 and 2023, the Company’s leased equipment classified as right-of-use (“ROU”) assets are as follows:

	June 30, 2025	June 30, 2024	June 30, 2023
	$	$	$
Cost, beginning of year	63,360	63,360	—
Additions for right-of-use assets	—	—	63,360
Balance, end of year	63,360	63,360	63,360

Accumulated Amortization, beginning of year	34,320	2,640	—
Depreciation	29,040	31,680	2,640
Accumulated Amortization, end of year	63,360	34,320	2,640

Net Book Value	—	29,040	60,720